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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): MAY 18, 2005

                            SUPERIOR GALLERIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

        0-27121                                           35-2208007
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(Commission File Number)                       (IRS Employer Identification No.)


9478 WEST OLYMPIC BOULEVARD, BEVERLY HILLS, CALIFORNIA         90212
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         (Address of Principal Executive Offices)            (Zip Code)

                                 (310) 203-9855
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On May 18, 2005, Superior Galleries, Inc. (the "Registrant" or the "Company") entered into a Primary Supplier Agreement (the "Supplier Agreement") with Stanford Coins and Bullion ("Stanford C&B"). Stanford C&B is an affiliate of Stanford Venture Capital Holdings, Inc., which holds a majority of the voting stock of the Company. Pursuant to the Supplier Agreement, Stanford C&B is required to provide the Company with a preferential right to source coins to Stanford C&B on a wholesale basis, with certain limited exceptions. Stanford C&B will pay a flat 7% over the Company's bid for all rare coins and 3.5% for all generic coins. Additionally, the Company will have the first right of refusal to match or exceed any trade-in offer Stanford may receive from a third party.

         The Supplier Agreement also provides that the Company will provide marketing services for Stanford C&B, including providing information on possible sales leads and making the Company's inventory of coins available on Stanford C&B's web site. For Stanford C&B's customers that sell coins through the Company's auctions, the Company will pay Stanford C&B a fee of 6%, and will pay their sales person a commission of 2%. The term of the Supplier Agreement is six months, commencing June 1, 2005. At the conclusion of the six-month period, either party is entitled to terminate the Supplier Agreement.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Businesses Acquired. Not Applicable.

         (b) Pro Forma Financial Information. Not Applicable.

         (c) Exhibits.

             Exh. No.         Description
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              10.1            Primary Supplier Agreement Among Stanford Coins &
                              Bullion and Superior Galleries, Inc.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   May 19, 2005                SUPERIOR GALLERIES, INC.

                                     By: /s/ Paul Biberkraut
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                                         Paul Biberkraut
                                         Chief Financial Officer, Executive Vice
                                         President and Secretary


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                   EXHIBITS FILED WITH THIS REPORT ON FORM 8-K

Number      Description
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10.1        Primary Supplier Agreement Among Stanford Coins & Bullion and
            Superior Galleries, Inc.